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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): February 24, 2005

                CWMBS, INC., (as depositor under the Pooling and
               Servicing Agreement, dated as of February 1, 2005,
                 providing for the issuance of the CHL Mortgage
         Pass-Through Trust 2005-11 Mortgage Pass-Through Certificates,
                                Series 2005-11).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                      333-121249                 95-4449516
-------------------------          ----------                 ----------
(State or other                   (Commission                (IRS Employer
  jurisdiction                    File Number)              Identification No.)
of incorporation)

4500 Park Granada
Calabasas, California                              91302
---------------------                            ---------
(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
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Item 8.01.  Other Events
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It is expected that during February 2005, a single series of certificates, entitled CHL Mortgage Pass-Through Trust 2005-11, Mortgage Pass-Through Certificates, Series 2005-11 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWMBS, Inc, as depositor, Countrywide Home Loans, inc., as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-121249) and sold to Banc of America Securities LLC (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

      In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that the Underwriter has furnished to prospective investors certain information attached hereto as Exhibit 99.1,
Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8, Exhibit 99.9, Exhibit 99.10, Exhibit 99.11 and Exhibit
99.12 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

      The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-11.

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



Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.    Description
-----------    -----------

99.1           Computational Materials and/or ABS Term Sheets

99.2           Computational Materials and/or ABS Term Sheets

99.3           Computational Materials and/or ABS Term Sheets

99.4           Computational Materials and/or ABS Term Sheets

99.5           Computational Materials and/or ABS Term Sheets

99.6           Computational Materials and/or ABS Term Sheets

99.7           Computational Materials and/or ABS Term Sheets

99.8           Computational Materials and/or ABS Term Sheets

99.9           Computational Materials and/or ABS Term Sheets

99.10          Computational Materials and/or ABS Term Sheets

99.11          Computational Materials and/or ABS Term Sheets

99.12          Computational Materials and/or ABS Term Sheets


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



                                   Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.




                                                By: / s / Darren Bigby
                                                    ------------------------
                                                Darren Bigby
                                                Vice President


Dated:  March 2, 2005


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




                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1  Computational Materials and/or ABS Term Sheets.                        6

99.2  Computational Materials and/or ABS Term Sheets.                       11

99.3  Computational Materials and/or ABS Term Sheets.                       15

99.4  Computational Materials and/or ABS Term Sheets.                       20

99.5  Computational Materials and/or ABS Term Sheets.                       22

99.6  Computational Materials and/or ABS Term Sheets.                       24

99.7  Computational Materials and/or ABS Term Sheets.                       26

99.8  Computational Materials and/or ABS Term Sheets.                       28

99.9  Computational Materials and/or ABS Term Sheets.                       30

99.10 Computational Materials and/or ABS Term Sheets.                       42

99.11 Computational Materials and/or ABS Term Sheets.                       54

99.12 Computational Materials and/or ABS Term Sheets.                       57


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